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                                    [LOGO]

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                                    FORTIS
                                GLOBAL GROWTH
                                  PORTFOLIO

                                Annual Report

                               October 31, 1996

                                    [LOGO]

FORTIS GLOBAL GROWTH PORTFOLIO ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULE OF INVESTMENTS                                        5

STATEMENT OF ASSETS AND LIABILITIES                            9

STATEMENT OF OPERATIONS                                       10

STATEMENTS OF CHANGES IN NET ASSETS                           11

NOTES TO FINANCIAL STATEMENTS                                 12

INDEPENDENT AUDITORS' REPORT                                  15

BOARD OF DIRECTORS AND OFFICERS                               16

PRODUCTS AND SERVICES                                         17

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the fund's performance during the past year, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the fund's assets by country. The portfolio changes show the investment decisions your fund manager has made over the period in response to changing market conditions.
The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FOR THE YEAR ENDED OCTOBER 31, 1996

                                                                                            MSCI
                                                                                            WORLD
                                           CLASS A     CLASS B     CLASS C     CLASS H      INDEX
                                          ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE PER SHARE:
  Beginning of period...................  $ 18.24     $ 18.12     $ 18.13     $ 18.12      691.60
  End of period.........................  $ 21.28     $ 20.98     $ 21.00     $ 20.99      791.75
TOTAL RETURN**                              16.67%      15.78%      15.83%      15.84%      16.84%
** These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

                                      Photo
                                Global investing
                          makes a world of difference.

DEAR SHAREHOLDER,

In today's fast-paced world, you deserve solid answers to your financial questions. The Fortis solution you chose to help you achieve your financial needs and goals, the Fortis Global Growth Portfolio, seeks growth opportunities around the world.

This reporting period marks a significant milestone for this portfolio. In July 1996, the Fortis Global Growth Portfolio realized five years of positive performance results (Class A Shares). We are pleased to present the Fortis Global Growth Portfolio, Inc. (FGGP) annual report for the year ended October 31, 1996.

A PERFORMANCE SNAPSHOT

During the 12-month period ended October 31, 1996, FGGP had a total return of 16.67% (Class A without sales load), which compared to an increase of 16.84% for the Morgan Stanley Capital International World Index (MSCI). Since its inception in July 1991, FGGP's total return has been 112.26%, which compares to a total return of 85.03% for the MSCI World Index. We are pleased with our longer term performance results and hope that shareholders will continue to have confidence in our global growth approach to investing.

As a global portfolio, FGGP has the flexibility to invest in a variety of stock markets around the world, including the United States. At fiscal year end, the portfolio was highly diversified with 113 individual investments in 28 nations. Foreign holdings in the portfolio represented 48.2% of total net assets; holdings in the United States represented 36.8%; cash equivalents totaled 15%. The respective weightings of the MSCI World Index were 43% in the U.S. and 57% in foreign markets.

Our investment focus is on companies with strong market positions and superior growth prospects. When researching potential investments, we look for well-managed companies with a focused growth strategy and an ability to finance future growth. Companies that dominate their respective market niches tend to have higher than average returns for shareholders.

LOW INFLATION, MODERATE GROWTH CREATE POSITIVE ENVIRONMENT

This year, the portfolio's performance was affected by several factors. These include concerns over an inflationary pressure from rising wages, rising interest rates, and slowing corporate earnings growth rates. For most of 1996, financial market observers were concerned about the strength of the U.S. economy and the negative impact it could have on rising inflation and interest rates. We believe the world's economy is growing at a moderate pace and inflation does not pose a serious threat, creating a positive environment for growth stocks.

Presently, some observers of the United States economy are concerned about a slowdown in growth and disappointing earnings, since the country is in its fifth year of economic recovery. These concerns are magnified by the strong performance of the stock markets and the reaction of stock prices to any earnings disappointments. We have attempted to limit specific company risk through greater diversification, both by geography and by the number of holdings in the portfolio.

POSITIVE GROWTH OUTLOOK

In our opinion, the outlook for investing in high growth companies could hardly be better. Moderately growing economies with low inflation and low interest rates are an ideal setting for growth stocks. Companies with highly cyclical businesses will continue to struggle in a low inflation environment. By definition, it has become difficult for most companies to raise prices to offset rising costs. Yet we feel companies with high unit growth for their products and services should continue to demonstrate solid earnings advances even in a moderately growing economy.

A LOOK AT GLOBAL OPPORTUNITIES

The growth of the world's economy has remained moderate since the recession of 1991. A major factor has been the poor performance of the Japanese economy. Today Japan continues its struggle to demonstrate a sustainable recovery from the "bubble" economy of the late 1980s. The Japanese banking system is under financial pressure, which has delayed the expected economic recovery.

The growth of European economies also has been disappointing. While some recovery is anticipated, many issues need to be resolved if Europe intends to be competitive in world markets over the longer term. As we mentioned, the United States has demonstrated acceptable growth in recent years and will likely continue to grow at a moderate pace. Other parts of the world such as Central Europe and the Far East continue to have strong relative growth prospects. Latin America is also in an economic recovery phase. Overall we anticipate a world economy that is neither strong nor weak. This is a favorable scenario for investing in financial assets.

Since its inception in 1991, FGGP has had a significant exposure to the United States market. At the end of this reporting period, U.S. equities represented 36.8% of FGGP's total net assets. As we search the world for companies with superior growth prospects, we continue to find that the United States offers the best selection of well managed companies properly positioned for future growth.

In today's highly competitive global environment, corporations are willing to invest in software based systems that reduce their cost of doing business through gains in productivity. Interestingly, many of the leading technologies of tomorrow originate in the United States. Areas such as computer networking systems and software, client server applications software, and data-based software systems will continue to be key driving forces in the world's economy. At the close of this fiscal year, FGGP had invested 15% in software-based solution companies in these areas.

FGGP has also been successful in finding solid growth companies in Europe, which represented 30% of FGGP's total net assets as of October 31, 1996. We focused on niche-oriented growth companies that did not depend on general economic trends. Historically, European investors had a limited selection of companies involved in rapidly growing industries. Yet we sense this situation is gradually changing, as Europeans are now focusing on corporate restructuring and venture capital formation. This could lead to greater investment choices for growth investors over time.

As of October 31, 1996, your FGGP held 6% in Japanese-based companies. Our investment focus was on the growing areas such as cellular telecommunications and consumer export companies, which benefit by the declining value of the yen.

The emerging market sector represents about 10% of FGGP's total net assets. Recently, we have noticed a slow down in economic growth in several emerging regions such as the Far East, which includes Thailand, Singapore, Hong Kong, and China. Although these trends could reverse in the future, several of these countries are approaching a more developed stage in their economic life cycle. We have focused on strong, regional companies in Asia as they will likely benefit from increased trade among the various nations of the Far East.

UNIQUE CONDITIONS FAVOR LONG-TERM OUTLOOK

We believe that the long-term outlook for global investing remains highly favorable. The main reasons are low worldwide interest rates, abundant monetary liquidity and an aging population. The baby boom generation is being forced to save now for the upcoming retirement years. This is true not only in the U.S. but in Europe and Japan, as well. Therefore, we feel the demand for financial assets will likely remain strong due to these powerful demographic trends.

THANK YOU FOR YOUR INVESTMENT

In today's changing economic and investment climates around the world, potential growth opportunities constantly present themselves. We appreciate your investment in the Fortis Global Growth Portfolio over the past year, and we look forward to nurturing it for years to come. If you have any questions, please call us or your investment professional.

Sincerely,

           [SIGNATURE]         [SIGNATURE]
Dean C. Kopperud               James S. Byrd
President                      Vice President

NOVEMBER 13, 1996

                              FORTIS GLOBAL GROWTH PORTFOLIO

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 10/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GLOBAL GROWTH PORTFOLIO
    PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF
                     10/31/96
United States                                           36.8%
Other                                                   14.8%
Cash Equivalents/Receivables                            15.0%
Japan                                                    6.0%
Germany                                                  5.5%
Netherlands                                              5.2%
Sweden                                                   3.7%
United Kingdom                                           3.0%
Finland                                                  2.7%
Austria                                                  2.6%
Italy                                                    2.5%
France                                                   2.2%

TOP TEN HOLDINGS AS OF 10/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred (Germany)                       2.6%
 2.  Gartner Group, Inc. Class A (US)                         2.3%
 3.  Nokia (AB) (Finland)                                     2.2%
 4.  SGL Carbon AG (Germany)                                  2.0%
 5.  Wisconsin Central Transportation Corp. (US)              2.0%
 6.  Randstad Holdings (Netherlands)                          1.9%
 7.  Cisco Systems, Inc. (US)                                 1.8%
 8.  3Com Corp. (US)                                          1.7%
 9.  Fila Holdings ADR (Italy)                                1.7%
10.  Barco (Belgium)                                          1.6%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B sharesDiamond                       15.78%     20.27%
Class B sharesDiamond Diamond               12.18%     18.72%
Class C sharesDiamond                       15.83%     20.33%
Class C sharesDiamond Diamond               14.83%     20.33%
Class H sharesDiamond                       15.84%     20.30%
Class H sharesDiamond Diamond               12.24%     18.76%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.75%, Class B and H have a CDSC of 4.00% (with a waiver of 10% of the amount invested) if redeemed within two years of purchase, and Class C has a CDSC of 1.00% if redeemed within one year of purchase.
Diamond Without CDSC.
Diamond With CDSC. Assumes redemption on October 31, 1996.
Diamond
  +  Since November 14, 1994 -- Date shares were first offered to the public.

VALUE OF $10,000 INVESTED JULY 8, 1991

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              GLOBAL GROWTH PORTFOLIO CLASS A
           VALUE OF $10,000 INVESTED JULY 8, 1991
                              MSCI World Index***     Global Growth Portfolio Class A
7-91                                       10,000                               9,950
10-91                                      10,900                              10,329
10-92                                      10,411                              10,974
10-93                                      13,306                              13,736
10-94                                      14,393                              14,079
10-95                                      15,836                              17,375
10-96                                      18,503                              20,219
                                                                               1 Year      5 Year    Since July 8, 1991@
                               With Sales Charge*                             +11.13%     +13.33%                +14.15%
                           Wothout Sales Charge**                             +16.67%     +14.44%                +15.20%

                      Annual period ended October 31, 1996
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.75%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.
  @  Date shares were first offered to the public.

PORTFOLIO CHANGES FOR THE YEAR ENDED 10/31/96

ADDITIONS:
Adidas AG                         Empire East Land Holdings, Inc.   OMV Aktiengesellschaft
Altera Corp.                      Estee Lauder Co.                  Orange plc
American Oncology Resources,      Forte Software, Inc.              Pathe S.A.
 Inc.                             Green Tree Financial Corp.        PetsMart, Inc.
Amway Japan, Ltd.                 Harvey Nichols                    Petroleum Geo-Services A/S ADR
ANSYS, Inc.                       HCIA, Inc.                        Portugal Telecom SA ADR
Asia Satellite                    Hutchison Whampoa, Ltd.           Puma AG
 Telecommunications Holdings      Industri Matematik International  P.T. Telekomunikasi Indonesia
 Ltd.                              Corp.                            Sony Corp.
Avant! Corp.                      Interim Services, Inc.            SQA, Inc.
Blyth Industries, Inc.            KCI Konecranes International      Sun Hung Kai Properties, Ltd.
Capita Group plc                   Corp.                            Sykes Enterprises, Inc.
Central European Media            Korea Moble Telecommunications    Tag Heuer International S.A. ADR
 Enterprises Ltd. Class A          ADR                              Telefonica Del Peru ADR
Ceridian Corp.                    Laox Co. Ltd.                     Tidewater, Inc.
Ciba-Geigy AG                     LCI International, Inc.           Tommy Hilfiger Corp.
CPT Telefonica Del Peru S.A.      Megaworld Properties & Holdings,  Toolex Alpha NV
 Class B                           Inc.                             Total Renal Care Holdings, Inc.
CUC International, Inc.           MOL Magyar Olaj-es Gazipari Rt.   Vans, Inc.
Dassault Systemes S.A. ADR         GDS                              Wolford AG
Data Processing Resources Corp.   Multicanal Participacoes S.A.     Xylan Corp.
Disco S.A. ADR                     ADR
ELIMINATIONS:
Applied Materials, Inc.           Iochpe Maxion S.A. ADR            Sidel SA
Bajaj Auto Ltd.                   Kwik Fit Holdings plc             Tandy Corp.
British Sky Broadcasting plc      Landmark Graphics Corp.           Technology Resources Industries
Buenos Aires Embotelladora S.A.   Mercury Interactive Corp.         Tele Danmark ADR
 ADR                              News Corp., Ltd. (The) Preferred  Telewest plc
Centros Comerciales Continente     ADR                              Thorn Lighting Group plc
 S.A.                             News Corp., Ltd. ADR (The)        Videotron Holdings plc ADR
Crown Cork & Seal Company, Inc.   Office Depot, Inc.                Vodafone Group plc ADR
DSC Communications Corp.          Rogers Cantel Mobile              Wabash National Corp.
Elsevier NV                        Communications, Inc. Class B     YPF Sociedad Anonima ADR
Empresa Nacional de Electricidad  Scandinavian Mobility
                                   Internatiol

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments

October 31, 1996

COMMON STOCKS-82.41%

--------------------------------------------------------------------------------
                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 ARGENTINA-0.88%
       50,000    Disco S.A. ADR (a)(f) -- FOOD................   $   788,250     $   1,125,000
                                                                 ------------    -------------
                 AUSTRIA-2.63%
       18,200    OMV Aktiengesellschaft (g) -- OIL-CRUDE
                   PETROLEUM AND GAS..........................     1,843,113         1,782,800
       11,800    Wolford AG -- APPAREL........................     1,243,396         1,557,060
                                                                 ------------    -------------
                                                                   3,086,509         3,339,860
                                                                 ------------    -------------
                 BELGIUM-1.55%
       12,000    Barco N.V. (a) -- TELECOMMUNICATIONS.........     1,530,871         1,973,709
                                                                 ------------    -------------
                 BERMUDA-0.76%
       34,700    Central European Media Enterprises Ltd. Class
                   A (a) -- BROADCASTING......................       954,250           971,600
                                                                 ------------    -------------
                 BRAZIL-0.73%
       13,000    Multicanal Participacoes S.A. ADR
                   (a) -- BROADCASTING........................       182,000           182,000
       10,000    Telebras ADR -- UTILITIES-TELEPHONE..........       416,250           745,000
                                                                 ------------    -------------
                                                                     598,250           927,000
                                                                 ------------    -------------
                 CHILE-0.57%
       25,900    Santa Isabel S.A. ADR -- FOOD................       589,080           728,437
                                                                 ------------    -------------
                 FINLAND-2.75%
       23,900    KCI Konecranes International Corp.
                   (a)(g) -- MACHINERY........................       563,329           659,265
       60,000    Nokia (AB) K Shares -- TELECOMMUNICATIONS....       982,660         2,833,458
                                                                 ------------    -------------
                                                                   1,545,989         3,492,723
                                                                 ------------    -------------
                 FRANCE-2.20%
        4,000    Castorama Dubois
                   Investisse -- RETAIL-MISCELLANEOUS.........       355,465           685,172
        5,000    Dassault Systemes S.A. ADR
                   (a) -- COMPUTER-SOFTWARE...................       115,000           216,875
        4,000    Pathe S.A. (a) -- BROADCASTING...............       935,737         1,079,832
        9,000    Sanofi S.A. -- DRUGS.........................       501,320           815,923
                                                                 ------------    -------------
                                                                   1,907,522         2,797,802
                                                                 ------------    -------------
                 GERMANY-2.94%
        8,000    Adidas AG -- SHOES AND LEATHER...............       385,870           674,067
       17,500    Puma AG (a) -- APPAREL.......................       607,835           517,528
       23,000    SGL Carbon AG -- STEEL AND IRON..............     1,134,611         2,550,484
                                                                 ------------    -------------
                                                                   2,128,316         3,742,079
                                                                 ------------    -------------
                 HONG KONG-1.35%
        4,000    Asia Satellite Telecommunications Holdings
                   Ltd. (a) -- UTILITIES-TELEPHONE............       103,328           107,000
      400,000    First Pacific Co. Ltd. -- MISCELLANEOUS......       444,061           550,935
       70,000    Hutchison Whampoa, Ltd. -- REAL ESTATE.......       459,904           488,858
       50,000    Sun Hung Kai Properties, Ltd. -- REAL
                   ESTATE.....................................       430,887           569,041
                                                                 ------------    -------------
                                                                   1,438,180         1,715,834
                                                                 ------------    -------------
                 HUNGARY-0.68%
       85,000    MOL Magyar Olaj-es Gazipari Rt. GDS
                   (g) -- OIL-REFINING........................       688,500           867,705
                                                                 ------------    -------------
                 INDIA-0.22%
       12,000    Indian Hotels Co., Ltd. (The) GDR
                   (a)(e) -- HOTEL AND GAMING.................       199,200           279,960
                                                                 ------------    -------------
                 INDONESIA-0.61%
       26,000    P.T. Telekomunikasi Indonesia
                   (f) -- UTILITIES-TELEPHONE.................       484,368           780,000
                                                                 ------------    -------------
                 ISRAEL-1.75%
       38,000    ECI Telecom Ltd. (f) -- TELECOMMUNICATIONS...       670,706           760,000
       35,000    Teva Pharmaceutical Industries, Ltd. ADR
                   (f) -- DRUGS...............................     1,186,250         1,465,625
                                                                 ------------    -------------
                                                                   1,856,956         2,225,625
                                                                 ------------    -------------
                 ITALY-2.45%
       29,400    Fila Holdings S.p.A. ADR (f) -- APPAREL......       494,131         2,116,800
       22,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       402,621           998,250
                                                                 ------------    -------------
                                                                     896,752         3,115,050
                                                                 ------------    -------------

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments

October 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
                 JAPAN-6.04%
       15,000    Amway Japan, Ltd. -- HOUSEHOLD PRODUCTS......   $   728,058     $     598,734
       10,000    Autobacs Seven Co.
                   Ltd. -- RETAIL-MISCELLANEOUS...............       988,160           789,520
       10,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................       727,099           963,750
          160    DDI Corp. -- TELECOMMUNICATIONS..............     1,030,778         1,202,743
       12,000    Kyocera Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       893,163           792,333
       55,000    Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................     1,191,491           923,597
        7,000    Matsushita Electric Industrial Co., Ltd.
                   ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...     1,170,071         1,131,375
          140    Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................     1,206,567           978,547
        5,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       327,471           300,246
                                                                 ------------    -------------
                                                                   8,262,858         7,680,845
                                                                 ------------    -------------
                 MEXICO-0.53%
       15,500    Panamerican Beverages, Inc. Class
                   A -- BEVERAGE..............................       546,573           676,187
                                                                 ------------    -------------
                 NETHERLANDS-5.20%
       30,000    Baan Co. NV (a)(f) -- COMPUTER-SOFTWARE......       240,000         1,110,000
       30,000    IHC Caland N.V. -- MACHINERY-OIL AND WELL....       482,759         1,675,219
       30,000    Randstad Holdings NV -- BUSINESS SERVICES AND
                   SUPPLIES...................................       820,388         2,427,033
       11,000    Toolex Alpha NV
                   (a)(f) -- MACHINERY-SPECIALTY..............       257,047           103,125
       10,000    Wolters Kluwer NV -- PUBLISHING..............       500,209         1,286,044
                                                                 ------------    -------------
                                                                   2,300,403         6,601,421
                                                                 ------------    -------------
                 NORWAY-1.33%
       49,300    Petroleum Geo-Services A/S ADR
                   (a) -- MACHINERY-OIL AND WELL..............     1,376,139         1,688,525
                                                                 ------------    -------------
                 PERU-0.32%
      150,000    CPT Telefonica Del Peru S.A. Class
                   B -- UTILITIES-TELEPHONE...................       331,997           326,124
        4,000    Telefonica del Peru
                   ADR -- UTILITIES-TELEPHONE.................        82,000            82,500
                                                                 ------------    -------------
                                                                     413,997           408,624
                                                                 ------------    -------------
                 PHILIPPINES-0.90%
      736,500    Empire East Land Holdings, Inc.
                   (a)(g) -- REAL ESTATE......................       402,340           357,320
    2,057,250    Megaworld Properties & Holdings, Inc.
                   (a) -- REAL ESTATE.........................       547,687           782,819
                                                                 ------------    -------------
                                                                     950,027         1,140,139
                                                                 ------------    -------------
                 PORTUGAL-0.29%
       14,200    Portugal Telecom SA
                   ADR -- UTILITIES-TELEPHONE.................       324,726           367,425
                                                                 ------------    -------------
                 SOUTH KOREA-0.91%
       19,000    Korea Electric Power Corp.
                   (f) -- UTILITIES-ELECTRIC..................       408,500           342,000
       65,000    Korea Mobile Telecommunications-ADR
                   (a)(f) -- TELEPHONE SERVICES...............     1,048,125           812,500
                                                                 ------------    -------------
                                                                   1,456,625         1,154,500
                                                                 ------------    -------------
                 SWEDEN-3.67%
       35,000    Astra AB -- A SHARES -- DRUGS................       693,684         1,610,166
       60,000    Ericsson (L.M.) Telephone Co. Class B ADR
                   (f) -- TELECOMMUNICATION EQUIPMENT.........     1,040,250         1,657,500
       40,000    Hoganas Class B -- MISCELLANEOUS.............     1,108,424         1,236,948
        2,300    WM Data AB Class B -- BUSINESS SERVICES AND
                   SUPPLIES...................................        63,829           164,673
                                                                 ------------    -------------
                                                                   2,906,187         4,669,287
                                                                 ------------    -------------
                 SWITZERLAND-1.12%
          500    Ciba-Geigy AG -- DRUGS.......................       594,645           618,485
          100    Roche Holdings AG, Genusschein
                   NVP -- DRUGS...............................       522,734           759,502
        3,000    Tag Heuer International S.A. ADR
                   (a)(f) -- APPAREL..........................        58,650            48,000
                                                                 ------------    -------------
                                                                   1,176,029         1,425,987
                                                                 ------------    -------------
                 THAILAND-0.25%
       30,000    Bangkok Bank Co. Ltd. -- BANKS...............       332,434           319,937
                                                                 ------------    -------------
                 UNITED KINGDOM-2.99%
       68,400    Capita Group plc -- BUSINESS SERVICES AND
                   SUPPLIES...................................       438,498           462,794
      150,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................       476,679         1,339,766
       23,000    Harvey Nichols (a)(g) -- RETAIL-CLOTHING.....        94,367           128,652
      225,000    Orange plc -- TELECOMMUNICATIONS.............       707,347           679,653

--------------------------------------------------------------------------------

                                                                                    Market
     Shares                                                        Cost (b)        Value (c)
   -----------                                                   ------------    -------------
      120,000    Powerscreen International
                   plc -- CONSTRUCTION........................   $   557,262     $   1,194,919
                                                                 ------------    -------------
                                                                   2,274,153         3,805,784
                                                                 ------------    -------------
                 UNITED STATES-36.79%
       32,000    3Com Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       420,000         2,164,000
       13,000    Altera Corp. (a)(f) -- ELECTRONIC-CONTROLS
                   AND EQUIPMENT..............................       546,969           806,000
       54,000    American Oncology Resources, Inc.
                   (a) -- HEALTH CARE SERVICES................       772,417           432,000
       44,200    ANSYS, Inc. (a) -- COMPUTER-SOFTWARE.........       549,392           541,450
       60,000    Apple South, Inc. -- RESTAURANTS AND
                   FRANCHISING................................       665,621           705,000
       35,000    Applebees International, Inc.
                   (f) -- RESTAURANTS AND FRANCHISING.........       594,675           853,125
       25,000    AutoZone, Inc. (a)(f) -- RETAIL-SPECIALTY....       599,585           640,625
       35,000    Avant! Corp. (a)(f) -- COMPUTER-SOFTWARE.....       827,690         1,058,750
       30,000    Bed, Bath & Beyond, Inc.
                   (a)(f) -- RETAIL-SPECIALTY.................       330,625           757,500
       28,800    Blyth Industries, Inc.
                   (a)(f) -- MISCELLANEOUS....................     1,328,992         1,119,600
       22,000    Catalina Marketing Corp. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       443,564         1,119,250
       19,000    Ceridian Corp. (a)(f) -- BUSINESS SERVICES
                   AND SUPPLIES...............................       946,960           942,875
       24,000    Cheesecake Factory, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING............................       619,637           444,000
       36,000    Cisco Systems, Inc.
                   (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       366,375         2,227,500
       52,000    Credit Acceptance Corp. (a)(f) -- FINANCE
                   SERVICES...................................     1,112,800         1,404,000
       55,200    CUC International, Inc.
                   (a)(f) -- RETAIL-SPECIALTY.................     1,210,944         1,352,400
       12,000    Data Processing Resources Corp.
                   (a) -- BUSINESS SERVICES AND SUPPLIES......       247,773           241,500
       10,000    Estee Lauder Co. -- COSMETICS AND SUNDRIES...       260,000           430,000
        5,000    Forte Software, Inc.
                   (a)(f) -- COMPUTER-SOFTWARE................       105,000           188,750
       96,000    Gartner Group, Inc. Class A
                   (a)(f) -- BUSINESS SERVICES AND SUPPLIES...       300,000         2,952,000
       30,000    Green Tree Financial Corp. (f) -- FINANCE
                   SERVICES...................................       990,956         1,188,750
       19,500    HCIA, Inc. (a) -- HEALTH CARE SERVICES.......       743,243           541,125
       45,000    Industri Matematik International Corp.
                   (a) -- COMPUTER-SOFTWARE...................       450,000           438,750
       60,000    Input/Output, Inc. (a) -- MACHINERY-OIL AND
                   WELL.......................................       200,750         1,785,000
       22,000    Interim Services, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       951,500           880,000
       10,900    LCI International, Inc. (a) -- TELEPHONE
                   SERVICES...................................       329,397           347,437
       63,600    Mercury Finance Co. -- FINANCE SERVICES......       736,602           731,400
       33,750    Oracle Corp. (a)(f) -- COMPUTER-SOFTWARE.....       425,625         1,428,047
       19,800    Owen Healthcare, Inc. (a) -- HEALTH CARE
                   SERVICES...................................       237,600           294,525
       40,000    Parametric Technology Corp.
                   (a) -- COMPUTER-SOFTWARE...................       509,865         1,955,000
        6,200    PetsMart, Inc. (a) -- RETAIL-MISCELLANEOUS...       166,615           167,400
       50,000    Physician Reliance Network, Inc.
                   (a)(f) -- HEALTH CARE SERVICES.............       555,864           293,750
       30,000    R.P. Scherer Corp. (a) -- DRUGS..............     1,335,667         1,391,250
       26,000    Service Corp. International (f) -- BUSINESS
                   SERVICES AND SUPPLIES......................       500,500           741,000
       13,600    SQA, Inc. (a) -- COMPUTER-SOFTWARE...........       277,275           372,300
       30,000    Steris Corp. (a)(f) -- MEDICAL SUPPLIES......       508,843         1,132,500
        2,250    Sykes Enterprises, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................        27,000           104,625
       30,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE......       650,949         1,350,000
       20,000    Tellabs, Inc. (a)(f) -- TELECOMMUNICATION
                   EQUIPMENT..................................       537,810         1,702,500
       20,000    Tidewater, Inc. -- SHIP BUILDING, SHIPPING...       701,560           875,000
       20,000    Tommy Hilfiger Corp. (a) -- APPAREL..........       785,024         1,040,000
       20,200    Total Renal Care Holdings, Inc. (a) -- HEALTH
                   CARE SERVICES..............................       699,788           787,800
       24,000    U.S. Robotics Corp.
                   (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       515,838         1,509,000
       20,000    Vans, Inc. (a) -- SHOES AND LEATHER..........       363,500           332,500
       20,000    Viking Office Products, Inc.
                   (a) -- RETAIL-SPECIALTY....................       298,910           582,500
       12,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                   SERVICES...................................       571,163           867,187
       69,000    Wisconsin Central Transportation Corp.
                   (a)(f) -- TRANSPORTATION...................       649,775         2,484,000
       15,000    Xilinx, Inc.
                   (a)(f) -- ELECTRONIC-SEMICONDUCTOR AND
                   CAPACITOR..................................       203,661           491,250
       15,000    Xylan Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       595,001           600,000
                                                                 ------------    -------------
                                                                  27,769,300        46,794,921
                                                                 ------------    -------------
                 TOTAL COMMON STOCKS..........................   $68,782,444     $ 104,815,966
                                                                 ------------    -------------

FORTIS GLOBAL GROWTH PORTFOLIO
Schedule of Investments

October 31, 1996

PREFERRED STOCKS-2.59%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              GERMAN-2.59%
    24,500    SAP AG Systeme
                Preferred -- COMPUTER-SOFTWARE.............   $   704,044     $   3,299,690
                                                              ------------    -------------
              TOTAL EQUITY INVESTMENTS.....................   $69,486,488     $ 108,115,656
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-15.70%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-2.51%
   $3,189,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.19%.............   $   3,189,000
                                                                 -------------
                 DIVERSIFIED FINANCE-4.33%
    5,506,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.29%......................       5,506,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-8.86%
    5,000,000    Federal Home Loan Mortgage Corp., 5.19%,
                   11-13-1996.................................       4,990,629
    6,300,000    Federal Home Loan Mortgage Corp., 5.18%,
                   11-14-1996.................................       6,287,309
                                                                 -------------
                                                                    11,277,938
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      19,972,938
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $89,459,426) (B)...........................   $ 128,088,594
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At October 31, 1996 the cost of securities for federal income tax purposes was $89,459,426 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $41,655,127
          Unrealized depreciation...........................   (3,025,959)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $38,629,168
          ---------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 1996 was $279,960 which represents .22% of total net assets.
 (f) Security is fully or partially on loan at October 31, 1996. See Note 1 of accompanying Notes to Financial Statements.
 (g) Common Stock sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

  Date Acquired     Shares/Par                                      Security                                      Cost Basis
-----------------------------------------------------------------------------------------------------------------------------
November 22, 1995       85,000   MOL Magyar Olaj-es Gazipari GDS                                                   $ 688,500
March 19, 1996           3,000   KCI Konecranes                                                                       44,214
April 22, 1996          23,000   Harvey Nichols                                                                       94,367
May 22, 1996            18,200   OMV Aktiengesellschaft                                                            1,843,113
June 21, 1996          331,000   Empire East Land Holdings, Inc.                                                     163,150
June 28, 1996          300,000   Empire East Land Holdings, Inc.                                                     187,006
July 12, 1996           20,900   KCI Konecranes                                                                      519,115
July 19, 1996          105,500   Empire East Land Holdings, Inc.                                                      52,184

The value of these securities at October 31, 1996 is $3,795,742 which represents 2.98% of net assets.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Assets and Liabilities

October 31, 1996

--------------------------------------------------------------------------------
ASSETS
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $89,459,426) (Note
    1)..................................  $  128,088,594
  Cash on deposit with custodian........         107,675
  Collateral for securities lending
    transactions (Note 1)...............      31,142,891
  Receivables:
    Interest and dividends..............         105,936
    Subscriptions of capital stock......         149,197
  Deferred registration costs (Note
    1)..................................          21,804
                                          --------------
TOTAL ASSETS............................     159,616,097
                                          --------------
LIABILITIES
  Payable upon return of securities
    loaned (Note 1).....................      31,142,891
  Payable for investment securities
    purchased...........................       1,136,250
  Redemptions of capital stock..........           7,866
  Payable for investment advisory and
    management fees (Note 2)............         109,240
  Payable for distribution fees (Note
    2)..................................           2,543
  Accounts payable and accrued
    expenses............................          22,592
                                          --------------
TOTAL LIABILITIES.......................      32,421,382
                                          --------------
NET ASSETS
  Net proceeds of capital stock, par
    value $.01 per share- authorized
    10,000,000,000 shares...............      93,602,576
  Unrealized appreciation of investments
    in securities and other assets and
    liabilities denominated in foreign
    currency............................      38,628,912
  Accumulated net realized loss from
    sale of investments and foreign
    currency............................      (5,036,773)
                                          --------------
TOTAL NET ASSETS........................  $  127,194,715
                                          --------------
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $107,607,438 and 5,057,401 shares
  outstanding)..........................          $21.28
                                          --------------
Class B shares (based on net assets of
  $5,735,043 and 273,294 shares
  outstanding)..........................          $20.98
                                          --------------
Class C shares (based on net assets of
  $3,087,155 and 147,001 shares
  outstanding)..........................          $21.00
                                          --------------
Class H shares (based on net assets of
  $10,765,079 and 512,844 shares
  outstanding)..........................          $20.99
                                          --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Operations

For the Year Ended October 31, 1996

--------------------------------------------------------------------------------
NET INVESTMENT LOSS:
  Income
    Interest income.....................  $    596,960
    Dividend income (Net of foreign
     withholding taxes of $97,096)......       531,689
    Fee income (Note 1).................        28,954
                                          -------------
  Total Income..........................     1,157,603
                                          -------------
  Expenses:
    Investment advisory and management
     fees (Note 2)......................       979,766
    Distribution fees (Class A)(Note
     2).................................       219,968
    Distribution fees (Class B)(Note
     2).................................        30,690
    Distribution fees (Class C)(Note
     2).................................        15,431
    Distribution fees (Class H)(Note
     2).................................        53,771
    Legal and auditing fees (Note 2)....        23,105
    Custodian fees......................        66,890
    Shareholders' notices and reports...        67,634
    Amortization of organization
     costs..............................        16,267
    Registration fees (Note 1)..........        49,800
    Directors' fees and expenses........        16,225
    Other...............................         8,368
                                          -------------
  Total expenses........................     1,547,915
                                          -------------
NET INVESTMENT LOSS.....................      (390,312)
                                          -------------
REALIZED AND UNREALIZED (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY (NOTE
  1):
  Net realized loss from:
    Investments.........................      (171,874)
    Foreign currency transactions.......        (4,576)
                                          -------------
NET REALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS...........      (176,450)
                                          -------------
Net change in unrealized appreciation
  (depreciation) of:
  Investments...........................    14,140,080
  Translation of assets and liabilities
    denominated in foreign currency.....        (1,488)
                                          -------------
NET CHANGE IN UNREALIZED APPRECIATION ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS............................    14,138,592
                                          -------------
NET GAIN ON INVESTMENTS AND FOREIGN
CURRENCY................................    13,962,142
                                          -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................  $ 13,571,830
                                          -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                                             FOR THE          FOR THE
                                            YEAR ENDED       YEAR ENDED
                                           OCTOBER 31,      OCTOBER 31,
                                               1996             1995
                                          --------------   --------------
OPERATIONS
  Net investment loss...................  $     (390,312)  $     (337,316)
  Net realized loss on investments and
    foreign currency transactions.......        (176,450)      (3,200,446)
  Net change in unrealized appreciation
    of investments and foreign
    currency............................      14,138,592       16,489,177
                                          --------------   --------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................      13,571,830       12,951,415
                                          --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,940,549 and 996,463
     shares)............................      39,409,832       15,668,875
    Class B (230,772 and 58,426
     shares)............................       4,671,133          948,891
    Class C (128,086 and 24,308
     shares)............................       2,606,605          417,998
    Class H (426,029 and 122,300
     shares)............................       8,761,920        2,019,896
  Less cost of repurchase of shares
    Class A (628,371 and 986,837
     shares)............................     (12,693,443)     (15,221,519)
    Class B (12,195 and 3,709 shares)...        (247,255)         (56,866)
    Class C (5,041 and 352 shares)......        (102,980)          (6,157)
    Class H (31,319 and 4,166 shares)...        (651,553)         (67,840)
                                          --------------   --------------
NET INCREASE IN NET ASSETS FROM SHARE
TRANSACTIONS............................      41,754,259        3,703,278
                                          --------------   --------------
TOTAL INCREASE IN NET ASSETS............      55,326,089       16,654,693
NET ASSETS:
  Beginning of year.....................      71,868,626       55,213,933
                                          --------------   --------------
  End of year...........................  $  127,194,715   $   71,868,626
                                          --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS GLOBAL GROWTH PORTFOLIO

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The portfolio is a non-diversified series of Fortis Worldwide Portfolios, Inc., ("Fortis Worldwide"), an open-end management investment company. The primary investment objective of the portfolio is long-term capital appreciation. The portfolio seeks to achieve this objective primarily by investing in a global portfolio of equity securities allocated among diverse international markets. The articles of incorporation of Fortis Worldwide permits the Board of Directors to create additional portfolios in the future. The fund offers Class A, Class B, Class C and Class H shares. The fund began to issue multiple class shares effective November 14, 1994. Class A shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   The significant accounting policies followed by the fund are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price; listed securities for which no sale was reported are valued at the previous day's last sale price on that exchange; and over-the-counter securities for which no sale was reported are valued at the last reported bid price. Short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The fund may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the exdate, or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended October 31, 1996, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $40,897,511 and $15,470,281, respectively.

   LENDING OF PORTFOLIO SECURITIES: At October 31, 1996 securities valued at $29,372,500 were on loan to brokers from the Fund. For collateral, the Fund's custodian received $31,142,891 in cash which is maintained in a separate account and invested by the custodian in short term investment vehicles. Fee income from securities lending amounted to $28,954 for the year ended October 31, 1996. The risks to the Fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolio intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   For federal income tax purposes, the fund had a capital loss carryover of $5,036,773 at October 31, 1996, which, if not offset by subsequent capital gains, will expire as follows:

2000.........................................    $   483,191
2001.........................................        125,453
2002.........................................      1,054,200
2003.........................................      3,202,055
2004.........................................        171,874

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   Net Investment Income and net realized gains may differ for financial statement and tax purposes because of wash sale transactions and other book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

   On the State of Assets and Liabilities, due to permanent book-to-tax differences, accumulated net investment loss decreased by $390,312, accumulated net realized loss decreased by $4,576, resulting in a net reclassification adjustment to reduce paid-in-capital by $394,888.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: It is the policy of the portfolio to generally pay annual distributions from net investment income, if any, and make distributions of any realized capital gains as required by law. These income and capital gains distributions are distributed on the record date and are reinvested in additional shares of the portfolio at net asset value or payable in cash without any charge to the shareholder.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

FORTIS GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the portfolio. Investment advisory and management fees are computed at an annual rate of 1.0% of the first $500 million of average daily net assets, and .9% on assets in excess of $500 million.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc. (the Fund's principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc. also received sales charges (paid by purchasers of the fund's shares) aggregating $717,315 for Class A, $3,419 for Class B, $528 for Class C, and $9,785 for Class H for the year ended October 31, 1996.

   Legal fees and expenses aggregating $2,977 for the year ended October 31, 1996, were paid to a law firm of which the secretary of the portfolio is a partner.

FORTIS GLOBAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

3. FINANCIAL HIGHLIGHTS Selected per share historical data for each of the Portfolios was as follows:

                                                                    Class A
                                           ---------------------------------------------------------
                                                        For the Year Ended October 31,
                                           ---------------------------------------------------------
                                             1996         1995        1994        1993        1992
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   18.24    $  14.78    $  14.42    $  11.52    $  10.87
                                           ---------    --------    --------    --------    --------
Operations:
  Investment loss - net.................        (.06)       (.09)       (.04)       (.12)         --
  Net realized and unrealized gain on
    investments.........................        3.10        3.55         .40        3.02         .68
                                           ---------    --------    --------    --------    --------
Total from operations...................        3.04        3.46         .36        2.90         .68
                                           ---------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --          --          --          --        (.02)
  From net realized gains...............          --          --          --          --        (.01)
                                           ---------    --------    --------    --------    --------
Distributions to shareholders...........          --          --          --          --        (.03)
                                           ---------    --------    --------    --------    --------
Net asset value, end of period..........   $   21.28    $  18.24    $  14.78    $  14.42    $  11.52
                                           ---------    --------    --------    --------    --------
Total return @..........................       16.67%      23.41%       2.50%      25.17%       6.24%
Net assets end of period (000s
  omitted)..............................   $ 107,607    $ 68,302    $ 55,214    $ 28,226    $ 10,727
Ratio of expenses to average daily net
  assets................................        1.51%       1.73%       1.72%       2.19%       2.25%
Ratio of net investment income to
  average daily net assets..............        (.33%)      (.55%)      (.35%)     (1.01%)      (.04%)
Portfolio turnover rate.................          18%         27%         21%         37%         31%
Average commission rate paid**..........   $   .0272          --          --          --          --

*    Annualized.
** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

                                                Class B               Class C                Class H
                                           ------------------    ------------------    -------------------
                                            1996       1995+      1996       1995+       1996       1995+
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $ 18.12    $ 14.60    $ 18.13    $ 14.60    $  18.12    $ 14.60
                                           -------    -------    -------    -------    --------    -------
Operations:
  Investment loss - net.................      (.24)      (.09)      (.23)      (.09)       (.23)      (.09)
  Net realized and unrealized gain on
    investments.........................      3.10       3.61       3.10       3.62        3.10       3.61
                                           -------    -------    -------    -------    --------    -------
Total from operations...................      2.86       3.52       2.87       3.53        2.87       3.52
                                           -------    -------    -------    -------    --------    -------
Distributions to shareholders...........        --         --         --         --          --         --
                                           -------    -------    -------    -------    --------    -------
Net asset value, end of period..........   $ 20.98    $ 18.12    $ 21.00    $ 18.13    $  20.99    $ 18.12
                                           -------    -------    -------    -------    --------    -------
Total return @..........................     15.78%     24.11%     15.83%     24.18%      15.84%     24.11%
Net assets end of period (000s
  omitted)..............................   $ 5,735    $   991    $ 3,087    $   434    $ 10,765    $ 2,141
Ratio of expenses to average daily net
  assets................................      2.26%      2.48%*     2.26%      2.48%*      2.26%      2.48%*
Ratio of net investment income to
  average daily net assets..............      (.99%)    (1.42%)*    (.99%)    (1.55%)*    (1.02%)    (1.46%)*
Portfolio turnover rate.................        18%        27%        18%        27%         18%        27%
Average commission rate paid**..........   $ .0272         --    $ .0272         --    $  .0272         --

*    Annualized.
** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the fund's total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Worldwide Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Fortis Global Growth Portfolio (a portfolio within Fortis Worldwide Portfolios, Inc.) as of October 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 1996 and the financial highlights presented in footnote 3 to the financial statements. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Fortis Global Growth Portfolio at October 31, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 1996 and the financial highlights presented in footnote 3 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
December 6, 1996

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        INTERIM PRESIDENT, HAVERFORD COLLEGE.
                                           PRIOR TO JULY 1996, PRESIDENT
                                           MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Charles J. Dudley
  VICE PRESIDENT
Thomas D. Gualdoni
  VICE PRESIDENT
Maroun M. Hayek
  VICE PRESIDENT
Howard G. Hudson
  VICE PRESIDENT
Robert C. Lindberg
  VICE PRESIDENT
Charles L. Mehlhouse
  VICE PRESIDENT
Kevin J. Michels
  VICE PRESIDENT
Jon H. Nicholson
  VICE PRESIDENT
Fred Obser
  VICE PRESIDENT
Dennis M. Ott
  VICE PRESIDENT
Christopher J. Pagano
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Nicholas L. M. de Peyster
  VICE PRESIDENT
Stephen M. Poling
  VICE PRESIDENT
Stephen M. Rickert
  VICE PRESIDENT
Richard P. Roche
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Keith R. Thomson
  VICE PRESIDENT
Christopher J. Woods
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY
Tamara L. Fagely
  TREASURER

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE MINNESOTA
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE NATIONAL
                                                   PORTFOLIO
                                                   TAX-FREE NEW YORK
                                                   PORTFOLIO
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO

FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                                                   DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD

LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS FINANCIAL GROUP

   Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

   FFG includes Fortis Advisers, Inc., an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits Insurance Company and Time Insurance Company.

                                   [PHOTO]

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc., is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investment. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

[LOGO]

FORTIS FINANCIAL GROUP                                     Bulk Rate
B.O. Box 64284                                            US Postage
St. Paul, MN 55164                                           Paid
                                                        Permit No. 3794
                                                        Minneapolis, MN

FORTIS GLOBAL
GROWTH PORTFOLIO

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96156 (Ed. 12/96)